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                                                             OMB APPROVAL
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
       RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                               JANUS ASPEN SERIES
                         File Nos. 33-63212 and 811-7736
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (05-05)

[JANUS CAPITAL Group LOGO]


                                                  PLEASE TAKE A MOMENT AND CAST
                                                 YOUR VOTE BEFORE DECEMBER 29TH!

                              IMPORTANT NOTICE FOR
                         SHAREHOLDERS OF THE JANUS FUNDS

November 22, 2005

             THE SPECIAL MEETING OF SHAREHOLDERS HAS BEEN ADJOURNED TO THURSDAY, DECEMBER 29TH AT 10:00 A.M. MOUNTAIN TIME

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders scheduled for November 22, 2005 has been adjourned to Thursday, December 29, 2005, in order to give you additional time to vote your shares. Our records indicate that we still have not yet received a vote from you. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. In order for your shares to be represented, we must receive your voting instructions by 10:00 a.m. MT on Thursday, December 29th. After careful review, your fund's Board has approved the proposals detailed in the proxy statement and urges you to vote "FOR" each proposal and "FOR" each nominee presented for election to the board of trustees. We have retained a professional proxy solicitation firm, Computershare, to assist you with the voting process. If you have questions regarding the meeting or to vote your proxy over the phone, please call Computershare toll-free at 1-866-340-4019.

For your convenience, please utilize one of the following methods below to register your vote:

           BY TELEPHONE:
           Call Computershare toll-free at 1-866-340-4019. Representatives are available to take your vote Monday through Friday between the hours of 9 am and 11 pm and Saturday from Noon to 6 pm Eastern Time.

           BY TOUCH-TONE PHONE: (available 24 hours)
           Call the toll-free number found on your voting instruction card and follow the instructions

           BY INTERNET:  (available 24 hours)
           Log on to https://proxyvote.com

           BY MAIL:
           You may vote your shares by signing and dating your voting instruction card(s) and mailing it promptly in the enclosed postage paid envelope.

As the date of the adjourned Meeting moves closer and we still have not received your vote, you may receive a call from Computershare reminding you to exercise your voting rights.

We appreciate your careful and prompt consideration of this matter.

[JANUS CAPITAL Group LOGO]


                                                  PLEASE TAKE A MOMENT AND CAST
                                                 YOUR VOTE BEFORE DECEMBER 29TH!

                              IMPORTANT NOTICE FOR
                         SHAREHOLDERS OF THE JANUS FUNDS

November 22, 2005

             THE SPECIAL MEETING OF SHAREHOLDERS HAS BEEN ADJOURNED TO THURSDAY, DECEMBER 29TH AT 10:00 A.M. MOUNTAIN TIME

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders scheduled for November 22, 2005 has been adjourned to Thursday, December 29, 2005, in order to give you additional time to vote your shares. Our records indicate that we still have not yet received a vote from you. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. In order for your shares to be represented, we must receive your voting instructions by 10:00 a.m. MT on Thursday, December 29th. After careful review, your fund's Board has approved the proposals detailed in the proxy statement and urges you to vote "FOR" each proposal and "FOR" each nominee presented for election to the board of trustees. We have retained a professional proxy solicitation firm, Computershare, to assist you with the voting process. If you have questions regarding the meeting or to vote your proxy over the phone, please call Computershare toll-free at 1-866-340-4019.

For your convenience, please utilize one of the following methods below to register your vote:

           BY TELEPHONE:
           Call Computershare toll-free at 1-866-340-4019. Representatives are available to take your vote Monday through Friday between the hours of 9 am and 11 pm and Saturday from Noon to 6 pm Eastern Time.

           BY TOUCH-TONE PHONE: (available 24 hours)
           Call 1-866-235-4258

           BY INTERNET:  (available 24 hours)
           Log on to:  https://vote.proxy-direct.com

           BY MAIL:
           You may vote your shares by signing and dating your proxy card(s) and mailing it promptly in the enclosed postage paid envelope.

As the date of the adjourned Meeting moves closer and we still have not received your vote, you may receive a call from Computershare reminding you to exercise your voting rights.

We appreciate your careful and prompt consideration of this matter.